UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2024, Performance Food Group Company (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders approved the Performance Food Group Company 2024 Omnibus Incentive Plan (the “2024 Omnibus Incentive Plan”), which had been previously approved by the Company’s Board of Directors subject to stockholder approval.

The material terms of the 2024 Omnibus Incentive Plan are described under “Proposal 4 – Approval of 2024 Omnibus Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2024 (the “Proxy Statement”). This description is incorporated by reference in Item 5.02 of this Current Report on Form 8-K.

The description of the material terms of the 2024 Omnibus Incentive Plan is qualified in its entirety by reference to the full text of the 2024 Omnibus Incentive Plan, which is filed as Exhibit 10.1 and incorporated by reference in Item 5.02 of this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
George L. Holm	141,230,486	1,297,564	40,743	5,175,521
Manuel A. Fernandez	141,413,439	1,113,503	41,851	5,175,521
Barbara J. Beck	141,251,803	1,255,222	61,768	5,175,521
Danielle M. Brown	142,345,691	180,201	42,901	5,175,521
William F. Dawson, Jr.	140,303,078	2,223,337	42,378	5,175,521
Laura Flanagan	142,233,470	267,226	68,097	5,175,521
Matthew C. Flanigan	142,314,637	211,779	42,377	5,175,521
Kimberly S. Grant	140,351,400	2,176,186	41,207	5,175,521
Jeffrey M. Overly	140,234,749	2,290,778	43,266	5,175,521
David V. Singer	142,338,474	187,665	42,654	5,175,521
Randall N. Spratt	142,336,838	189,375	42,580	5,175,521
Warren M. Thompson	141,490,032	1,035,921	42,840	5,175,521

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
145,299,856	2,403,379	41,079	N/A

Proposal No. 3 – Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
141,673,998	843,122	51,673	5,175,521

Proposal No. 4 – Approval of the 2024 Omnibus Incentive Plan

The Company’s stockholders approved the 2024 Omnibus Incentive Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
140,803,363	1,753,164	12,266	5,175,521

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Performance Food Group Company 2024 Omnibus Incentive Plan.
104	Cover page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: November 20, 2024	By:	/s/ A. Brent King
A. Brent King
Executive Vice President, General Counsel and Secretary